Exhibit 10.10

Need to make sure it conforms to report

AUDITORS’ REPORT TO THE SHAREHOLDERS OF

LAMAR SIGNAL PROCESSING LTD.

We have audited the accompanying balance sheets of LAMAR SIGNAL PROCESSING LTD. (the “Company”) as of December 31, 2002, and the related statements of operations, changes in shareholders’ deficiency and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards in Israel and in the United States, including those prescribed under the Auditors’ Regulations (Auditor’s Mode of Performance), 1973. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2003 and 2002, and the results of its operations, changes in shareholders’ deficiency and its cash flows for the years then ended, in conformity with accounting principles generally accepted in Israel (as applicable to the Financial position and results of operations of the Company such principles are practically identical to generally accepted accounting principles in the United States).

Without qualifying our opinion we draw attention to Note 1C regarding the Company’s dependence on financing from external sources for its operations.

/s/ LUBOSHITZ KASIERER

An affiliate member of Ernst & Young International

Haifa, Israel

April 2, 2003

REPORT OF INDEPENDENT AUDITORS TO THE SHAREHOLDERS OF

LAMAR SIGNAL PROCESSING LTD.

We have audited the accompanying balance sheets of LAMAR SIGNAL PROCESSING LTD. (the “Company”) as of December 31, 2003, and the related statements of operations, changes in shareholders’ deficiency and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards in Israel and in the United States, including those prescribed under the Auditors’ Regulations (Auditor’s Mode of Performance), 1973. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2003 and 2002, and the results of its operations, changes in shareholders’ deficiency and its cash flows for the years then ended, in conformity with accounting principles generally accepted in Israel (as applicable to the financial position and results of operations of the Company such principles are practically identical to generally accepted accounting principles in the United States).

Without qualifying our opinion we draw attention to Note 1C to the financial statements, according to which as of December 31, 2003, the Company has a shareholders’ deficiency in the amount of $2.2 million and a working capital deficiency of $2.2 million. These factors, among others described in Note 1C raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments with respect to the carrying amounts of assets and liabilities and their classification that might be necessary should the Company be unable to continue to operate as a going concern.”

/s/ KOST FORER GABBAY & KASIERER

An member of Ernst & Young International

Haifa, Israel

March 25, 2004